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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 16, 1996
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                 CAPTEC FRANCHISE CAPITAL PARTNERS L.P. III
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             (Exact name of registrant as specified in its charter)




DELAWARE                               33-77510C                      38-3160141
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(State or other jurisdiction     (Commission File No.)            (IRS Employer
     of incorporation)                                       Identification No.)

24 FRANK LLOYD WRIGHT DR., P.O. BOX 544, ANN ARBOR, MI                     48106
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone
number, including area code: (313) 994-5505 or (800) 522-7832
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                                Not Applicable
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         (Former name or former address, if changed since last report)














    This document contains 9 pages.  There are no exhibits attached hereto.





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Item 5.  Other Events.

Capitalized terms not otherwise defined herein shall have the same meaning as in the prospectus of Captec Franchise Capital Partners L.P. III (the "Partnership") dated August 12, 1994 as supplemented to date (the
"Prospectus").

Kettle Restaurant (Land and Building)

On August 1, 1996, the Partnership acquired the land and 3,012 square foot building comprising a Kettle restaurant located at 5720 Northamton Road, Virginia Beach, Virginia (the "Virginia Beach Property"). The Partnership purchased a fee simple interest in the Virginia Beach Property from Captec Net Lease Realty, Inc., an affiliate of the General Partner, for Seven Hundred Eighty-Nine Thousand Five Hundred Forty-Three Dollars ($789,543) (the "Purchase Price"). On August 1, 1996, the Partnership took assignment of the lease entered into between the Partnership and Captec Net Lease Realty, Inc. and Denamerica Inc., a Delaware corporation (the "Tenant") dated August 25, 1995 (the "Lease"). The Lease provides for a one-time increase in the Purchase Price by up to Two Hundred Fifty Thousand Dollars ($250,000) to cover costs actually incurred and paid by Tenant to third parties for additional improvements to the Virginia Beach Property completed and paid for on or before
December 31, 1996.   The Tenant intends to convert the Virginia Beach Property
to a Denny's Restaurant and operate it under the Denny's name. The headquarters of the Tenant are located at 7373 North Scottsdale Rd., Suite D-120, Scottsdale, Arizona. The Tenant franchises and operates casual dining restaurants under the primary trade name of Denny's.

The Lease is an absolute net lease whereby the Tenant is responsible for all expenses related to the Virginia Beach Property including real estate taxes, insurance, maintenance and repair costs. The Tenant shall convert the Virginia Beach Property for operation as a Denny's restaurant as soon as practicable and in no event later than eighteen (18) months after the date of the Lease. If the Tenant fails to convert, the Landlord may (1) declare the Tenant in default under the Lease, (2) require Tenant to substitute another franchised operation in exchange for the Virginia Beach Property, or (3) require Tenant to repurchase the Virginia Beach Property. The Lease term expires on August 31, 2015, with two renewal options of five years each. The initial annual rent is equal to 10.8% of the purchase price and will be payable in monthly installments on the first day of each month. The annual rent on the Virginia Beach Property is $85,271 or $7,106 per month. The annual rent shall increase by 10% on September 1, 2000 and every five years thereafter. The annual rent per square foot on the Virginia Beach Property is $28.31. The depreciable basis of the Virginia Beach Property is $316,543 and will be depreciated using the straight-line method over 39 years at a rate of $8,116.49 per year. The 1995 tax rate for the county in which the Virginia Beach Property is located is $1.14 per $100 of current appraised value. The current annual realty taxes are $4,121.

The Tenant has an option to purchase the Virginia Beach Property commencing on September 1, 2000 and expiring 90 days thereafter for the greater of: (1) the then fair market value or (b) the annual rent payable during the sixth year of the lease divided by ninety-eight one-thousandths (.098).


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An affiliate of the Managing General Partner has received an Acquisition Fee from the Partnership in an amount equal to $31,582 and expects to receive an additional fee of $7,895 from the Partnership after leveraging the Virginia Beach Property, as provided for in the Prospectus. These fees are being paid for services rendered in connection with the selection, evaluation and acquisition of the Virginia Property, as provided for in the Partnership Agreement. In addition, the Tenant has paid to the same affiliate a commitment fee equal to $7,895. The Tenant has paid the following expenses incident to the closing of the transaction: the Partnership's attorney's fees and title insurance premiums. The Partnership paid $4,628 in transfer taxes and recording fees. The Tenant has deposited with the Partnership $7,106 as security for Tenant's faithful performance of the Tenant's obligations under the Lease.

Golden Corral Restaurant (Land and Improvements)

On August 6, 1996, the Partnership acquired the land with all improvements to be located thereon, located at 4532 South Florida Avenue, Lakeland, Florida (the "Lakeland Property"). The Partnership purchased the Lakeland Property from and leased back to Corral South Store 3, Inc., a Florida corporation (the "Tenant"). The Tenant operates casual dining restaurants under the primary trade name of Golden Corral Restaurants. The headquarters of the Tenant are located at 2665 Oak Ridge Court, Ft. Meyers, Florida. The Partnership purchased a fee simple interest in the Lakeland Property. The purchase price will equal the lowest of (i) One Million Six Hundred Thousand ($1,600,000);
(ii) actual certified costs, or (iii) the appraised value set forth in the required MAI appraisal ("Purchase Price"). The initial disbursement of $654,000 was paid with cash from offering proceeds with the remaining funds to be disbursed according to a disbursement agreement dated August 6, 1996 (the "Disbursement Agreement"). The Tenant shall commence construction of an approximate 8,825 square foot building on or before August 31, 1996 and shall complete construction of the building on or before December 31, 1996.

The Lease is an absolute net lease whereby the Tenant is responsible for all expenses related to the Lakeland Property including real estate taxes, insurance, maintenance and repair costs. The interim term of the Lease shall commence on August 6, 1996 and shall expire on the last day of the month in which the final disbursement is made but in no event beyond December 31, 1996 ("Interim Term"). The base term of the Lease shall commence on the day following the expiration of the Interim Term and shall expire 15 years thereafter ("Base Term"). The Tenant has two renewal options of five years each.

During the Interim Term of the Lease, Interim Rent shall be payable monthly in an amount equal to: (i) the Applicable Rental Percentage multiplied by the Purchase Price and the Soft Costs advanced as of the first disbursement plus
(ii) the Applicable Rental Percentage multiplied by the average daily balance of total funds disbursed to the Tenant for Hard Costs and soft Costs related to the construction of the Improvements calculated as of the end of the immediately preceding calendar month. The Applicable Rental Percentage is defined as (i) the "Prime Rate" plus two percent; (ii) divided by 12. Interim Rent shall be paid to the Partnership from funds held by the Partnership for disbursement of costs related to the construction of the improvements. Upon commencement of the Base Term, the annual rent will be payable in monthly installments on the first day of each month in an amount equal to ten and 90/100 percent (10.90%) of the total of all funds advanced by the Partnership. Thus, based on the Purchase Price of $1,600,000, the annual rent on the Lakeland Property is $174,400 or $14,533 per month. The annual rent shall increase by 8% on the fifth anniversary date of the Base

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Term and every five years thereafter by 8%.  The annual rent per square foot on the Lakeland Property is $19.76. The estimated depreciable basis of the Lakeland Property is $1,135,000 and will be depreciated using the straight-line method over 39 years at a rate of approximately $29,102 per year. The 1996 tax rate for the county in which the Lakeland Property is located is $2.1413 per $100 of current assessed value. The 1995 annual realty taxes were $5,699 however, the current assessment on the Lakeland Property for realty tax purposes is for the land only. It is anticipated that there will be a new assessment to reflect the improvements to the land.

The Tenant's obligations under the Lease are guaranteed for the benefit of the Partnership by David C. Brown, an individual. David C. Brown is the sole stockholder of the Tenant corporation. The Tenant has an option to purchase the Lakeland Property commencing on the sixty-first month of the Base Term of the Lease. The option price that Tenant shall pay shall equal the scheduled minimum annual rent during the fifth year of the Base Term divided by 0.10.
The tax rate for the county in which the Lakeland Property is located is $2.1413 per $100 of current appraised value. The estimated annual realty taxes are $5,699; however, the current assessment on the Lakeland Property for realty tax purposes is for the land only. It is anticipated that there will be a new assessment to reflect the improvements to the land.

An affiliate of the Managing General Partner has received and Acquisition Fee from the Partnership in an amount equal to $26,160 and expects to receive an additional fee of $37,840 from the Partnership when the maximum funding is reached. The Partnership will also pay an additional acquisition fee of $16,000 after leveraging the Lakeland Property, as provided for in the Prospectus. These fees are being paid for services rendered in connection with the selection, evaluation and acquisition of the Lakeland Property, as provided for in the Partnership Agreement. In addition, the Tenant has paid to the same affiliate a commitment fee equal to $16,000 and a construction funding fee equal to one half percent (.5%) of the maximum Purchase Price or $8,000. The Tenant has paid all of the expenses incident to the closing of the transaction contemplated by this commitment including, without limitation, the Partnership's attorney's fees, title insurance premiums, recording fees and expenses and transfer taxes.

Jack-In-The-Box (Land and Building)

On September 27, 1996 the Partnership acquired the land and a 2860 square foot building comprising a Jack-In-The-Box restaurant located at 320 Grapevine Highway, Hurst, Texas (the "Jack-In-The-Box Property"). The Jack-In-The-Box Property was constructed for its present use in May 1996 and was fully operational at the time of the purchase. The Jack-In-The-Box Property was purchased from and leased back to Foodmaker, Inc., a Delaware corporation (the "Tenant"). The Tenant operates and franchises casual dining restaurants under the primary trade name of Jack-In-The-Box. The headquarters of the Tenant are located at 9330 Balboa Ave., San Diego, CA. The Partnership purchased a fee simple interest in the Jack-In-The-Box Property for the purchase price of $965,000 which was negotiated by an affiliate of the Managing General Partner which considered factors such as the potential value of the site, the financial condition and business and operating history of the Tenant and demographic data for the area in which the Jack-In-The-Box Property is located. The purchase price for the Jack-In-The-Box Property is supported by an independent MAI appraisal. The Partnership purchased the Jack-In-The-Box Property with cash from offering proceeds. It is anticipated that the Jack-

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In-The-Box Property will be leveraged as provided for in the Prospectus, however, the Partnership presently does not have a financing commitment.

The Tenant and the Partnership have entered into the Partnership's standard form of lease (the "Lease"), which is an absolute net lease, whereby the Tenant is responsible for all expenses related to the Jack-In-The-Box Property including real estate taxes, insurance, maintenance and repair costs. The Lease term expires on September 30, 2014 with four renewal options of five years each. The initial annual rent is equal to 10.5% of the purchase price and will be payable in monthly installments on the first day of each month. Thus, based on the purchase price of $965,000, the annual rent in the first five years of the Lease is $101,325 per year, or $8,444 per month. The Minimum Annual Rent shall be increased on October 1, 2001 and every five years thereafter by the greater of : a) the percentage increase in the Consumer Price Index over the five year period preceding the increase date; or (b) ten percent (10%).

The Tenant has a continuing right of first refusal to purchase the Jack-In-The-Box Property in accordance with the same terms and conditions set forth in a bona fide offer in which the Partnership desires to accept. The current annual rent per square foot on the Jack-In-The-Box Property is $35.43. The depreciable basis of the Jack-In-The-Box Property is $585,000 and is being depreciated on the straight-line basis over a period of 39 years at a rate of $15,000 per year. The 1995 tax rate for the county and city in which the Jack-In-The-Box Property is located is $2.6089 per $100 of current appraised value. The 1995 current annual realty taxes are $21,965.63; however, the current assessment on the Jack-In-The-Box Property for realty tax purposes is for the land only. It is anticipated that there will be a new assessment to reflect the improvements to the land.

An affiliate of the Managing General Partner has received an Acquisition Fee from the Partnership in an amount equal to $38,600 and expects to receive an additional fee of $9,650 from the Partnership after leveraging the Jack-In-The-Box Property, as provided for in the Prospectus. These fees are being paid for services rendered in connection with the selection, evaluation and acquisition of the Jack-In-The-Box Property, as provided for in the Partnership Agreement. In addition, the Tenant has paid, to the same affiliate, a commitment fee equal to $9,650, as provided for in the Partnership Agreement. The Tenant also paid all of the expenses incident to the closing of the transaction contemplated by this commitment including, without limitation, the Partnership's attorney's fees, title insurance premiums, recording fees and expenses and transfer taxes

Hollywood Video (Land and Building)

On August 4, 1996 the Partnership acquired the land and a 7,500 square foot building comprising a Hollywood Video located at 3400 West Owen K. Garriott Road, Enid, Oklahoma (the "Hollywood Video Property"). The Hollywood Video Property was constructed for its present use in June 1996 and was fully operational at the time of the purchase. The Hollywood Video Property was purchased from Terry S. Ward and the Partnership assumed a lease between Caltex Entertainment, Ltd., a Texas Limited Partnership and Hollywood Entertainment Corp., an Oregon corporation (the "Tenant"). The Tenant operates video rental stores under the trade name of Hollywood Video. The headquarters of the Tenant are located at 10300 S. W. Allen Blvd., Beaverton, Oregon 97005. The Partnership purchased a fee simple interest in the Hollywood Video Property for the purchase price of $1,050,000 which was negotiated by an affiliate of the Managing General Partner which considered factors such as the potential value

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of the site, the financial condition and business and operating history of the
Tenant and demographic data for the area in which the Hollywood Video Property is located. The purchase price for the Hollywood Video Property is supported by an independent MAI appraisal.

The Lease dated January 15, 1996 between Caltex Entertainment, Ltd. and Hollywood Entertainment Corporation, which the Partnership assumed on July 31, 1996 (the "Lease"), is an absolute net lease, whereby the Tenant is responsible for all expenses related to the Hollywood Video Property including real estate taxes, insurance, maintenance and repair costs. The Lease term expires on May 10, 2011 with two renewal options of five years each. The initial annual rent is equal to 11.25% of the purchase price and will be payable in monthly installments on the first day of each month. Thus, based on the purchase price of $1,050,000, the rent in the first five years of the Lease is $118,125 per year, or $9,844 per month. The rent shall be increased on May 10, 2001 and on the first day of each renewal term by the percentage increase in the Consumer Price Index over the five year period preceding the increase date, provided that the increase does not exceed 12%. In the event the Consumer Price Index has decreased, the rent shall remain unchanged. The current annual rent per square foot of the Hollywood Video Property is $15.75. The depreciable basis of the Hollywood Video Property is $842,700 and will be depreciated using the straight-line method over 39 years at a rate of $21,608 per year. The estimated 1997 tax rate for the county in which the Hollywood Video Property is located is $8.005 per $100 of current assessed value. The estimated current annual realty taxes are $1,977, however, the current assessment on the Hollywood Video Property for realty tax purposes is for the land only. It is anticipated that there will be a new assessment to reflect the improvements to the land.

An affiliate of the Managing General Partner has received an Acquisition Fee from the Partnership in an amount equal to $42,000 and expects to receive an additional fee of $10,500 from the Partnership after leveraging the Hollywood Video Property, as provided for in the Prospectus. These fees are being paid for services rendered in connection with the selection, evaluation and acquisition of the Hollywood Video Property, as provided for in the Partnership Agreement. In addition, the Tenant has paid, to the same affiliate, a commitment fee equal to $9,650, as provided for in the Partnership Agreement. The Tenant also paid all of the expenses incident to the closing of the transaction contemplated by this commitment including, without limitation, the Partnership's attorney's fees, title insurance premiums, recording fees and expenses and transfer taxes

Black-Eyed Pea (Land and Building)

On September 30, 1996 the Partnership acquired the land and a 5,445 square foot building comprising a Jack-In-The-Box restaurant located at 1905 Preston Boulevard, Plano, Texas (the "Black-Eyed Pea Property"). The Black-Eyed Pea Property was constructed for its present use in September 1996 and was fully operational at the time of the purchase. The Black-Eyed Pea Property was purchased from and leased back to DenAmerica Corp., a Delaware corporation (the "Tenant"). The Tenant operates and franchises casual dining restaurants under the primary trade names of Denny's and Black-Eyed Pea. The headquarters of the Tenant are located at 7373 North Scottsdale Road, Suite D-120, Scottsdale, Arizona. The Partnership purchased a fee simple interest in the Black-Eyed Pea Property for the purchase price of $1,486,768 which was negotiated by an affiliate of the Managing General Partner which considered factors such as the potential value of the site, the financial condition and business and operating history of the Tenant and demographic data for the area in which the Black-Eyed

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Pea Property is located.  The purchase price for the Black-Eyed Pea Property is supported by an independent MAI appraisal. The Partnership purchased the Black-Eyed Pea Property with cash from offering proceeds. It is anticipated that the Black-Eyed Pea Property will be leveraged as provided for in the Prospectus, however, the Partnership presently does not have a financing commitment.

The Tenant and the Partnership have entered into the Partnership's standard form of lease (the "Lease"), which is an absolute net lease, whereby the Tenant is responsible for all expenses related to the Black-Eyed Pea Property including real estate taxes, insurance, maintenance and repair costs. The Lease term expires on September 30, 2016 with two renewal options of five years each.

The initial annual rent is equal to 10.625% of the purchase price and will be payable in monthly installments on the first day of each month. Thus, based on the purchase price of $1,486,768, the rent in the first year of the Lease is $157,969 ("Minimum Annual Rent"), or $13,164 per month. The Minimum Annual Rent shall be increased on October 1, 2003 and every five years thereafter by the percentage increase in the Consumer Price Index over the five year period preceding the increase date; provided that the increase does not exceed ten percent (10%). The current annual rent per square foot on the Black-Eyed Pea Property is $29.01. The depreciable basis of the Black-Eyed Pea Property is $661,768 and is being depreciated on the straight-line basis over a period of 39 years at a rate of $16,968 per year. The 1995 tax rate for the county and city in which the Black-Eyed Pea Property is located is $2.3464 per $100 of current appraised value. The current annual realty taxes are $20,273; however, the current assessment on the Black-Eyed Pea Property for realty tax purposes is for the land only. It is anticipated that there will be a new assessment to reflect the improvements to the land.

An affiliate of the Managing General Partner has received an Acquisition Fee from the Partnership in an amount equal to $59,470 and expects to receive an additional fee of $14,868 from the Partnership after leveraging the Black-Eyed Pea Property, as provided for in the Prospectus. These fees are being paid for services rendered in connection with the selection, evaluation and acquisition of the Black-Eyed Pea Property, as provided for in the Partnership Agreement. In addition, the Tenant has paid, to the same affiliate, a commitment fee equal to $14,868 as provided for in the Partnership Agreement. The Tenant also paid all of the expenses incident to the closing of the transaction including, without limitation, the Partnership's attorney's fees, title insurance premiums, recording fees and expenses and transfer taxes


General Lease Provisions:

An affiliate of the Managing General Partner analyzed demographic, geographic and market diversification data for the areas in which the Virginia Beach Property, the Lakeland Property, the Jack-In-The Box Property, the Hollywood Video Property and the Black-Eyed Pea Property (collectively referred to as the "Properties") are located and reviewed the appraisals of the Properties and the analysis regarding comparable Properties contained therein. Based upon the foregoing, the General Partners are unaware of any unfavorable competitive conditions regarding the Properties. The General Partners believe that the amount of insurance carried by the Tenants is adequate. The Partnership purchased the Properties with cash from offering proceeds. It is anticipated that the Properties will be leveraged as provided for in the Prospectus, however, the Partnership presently does not have a financing commitment.

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The Leases contain material default provisions that include, but are not limited to : (1) the vacating or abandonment of the Properties by the Tenants;
(2) the failure by the Tenants to make any payment due under the Leases; (3) the failure by the Tenants to observe or perform any of the covenants, conditions, or provisions of the Leases; (4) the making by the Tenants of any general arrangement or general assignment for the benefit of creditors. In the event of a material default by the Tenant, the Leases contain remedy provisions which are summarized as follows: (1) the Partnership may terminate the Leases and take possession of the Property, in which case the Partnership would be entitled to damages incurred by reason of the material default; (2) the Partnership may maintain the Tenant's right to possession of the Properties, in which case the Leases would continue to be in effect; of (3) the Partnership may pursue any other legal remedy available.












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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                By: Captec Franchise Capital Corporation III Managing General Partner of
                                     Captec Franchise Capital Partners L.P. III


                                By:  /s/ W. Ross Martin
                                     ---------------------------------------
                                     W. Ross Martin
                                     Vice President and Vice President,
                                     a duly authorized officer

                                Date: October 16 1996












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